PAYMENT EXTENSION AND LICENSE AGREEMENT

THIS AGREEMENT dated for reference the 13th day of March, 2009

AMONG:

NEW VERDE RIVER MINING CO., INC., a company formed under the laws of the State of Arizona having an office at 48412 N. Black Canyon Hwy., New River, AZ 85087

(hereinafter referred to as “New Verde”)

OF THE FIRST PART

AND:

ROBERT H. GUNNISON of 48412 N. Black Canyon Hwy., New River, AZ 85087

(hereinafter referred to as the “Inventor”)

OF THE SECOND PART

AND:

ROYAL MINES AND MINERALS CORP., a company formed under the laws of the State of Nevada having its corporate office at 2580 Anthem Village Drive, Suite 112, Henderson, NV 89052

(hereinafter referred to as “Royal Mines”)

OF THE THIRD PART

WHEREAS:

A. Pursuant to an agreement dated April 2, 2007 (the "Technology and Asset Purchase Agreement"), Royal Mines acquired from New Verde a technology for lixivation of metals from ore utilizing thiourea stabilization (the "Technology");

B. Pursuant to the Technology and Asset Purchase Agreement, Royal Mines agreed to enter into an employment agreement with the Inventor (the "Employment Agreement");

C. Under the terms of the Technology and Asset Purchase Agreement, Royal Mines agreed to pay a total of $300,000 US to New Verde of which $197,731.67 has been paid to date, leaving an outstanding balance of 102,268.33 (the "Outstanding Balance");

D. Royal Mines is in default of its obligation to pay the Outstanding Balance to New Verde;

E. Royal Mines wishes to cure its default under the Technology and Asset Purchase Agreement; and

F. New Verde and the Inventor wish to obtain a limited license with respect to the Technology in the event of termination of the Employment Agreement,

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, and of the mutual covenants and agreements herein contained, the parties hereto have agreed and do hereby agree as follows:

2

     1. New Verde agrees to extend the date for payment of the Outstanding Balance to June 30, 2010 (the "Extension").

     2. Royal Mines agrees to pay interest on the Outstanding Balance at 6% per annum from the date of this Agreement. The interest will be payable on June 30, 2010.

     3. As additional consideration for the Extension, Royal Mines hereby agrees to grant to New Verde and the Inventor a non-exclusive license (the "License") on the following terms and conditions:

          (i) The License will take effect only upon termination of the Employment Agreement whether terminated by the Company or the Inventor;

          (ii) The License will be a non-exclusive worldwide license to use and exploit the Technology;

          (iii) The License may only be used by New Verde, the Inventor or a corporation all of the shares of which are owned by the Inventor and/or his wife or children; and

          (iv) Except for sublicenses to a corporation described in (iii) above, the License will not be assignable and the Inventor and New Verde will not be permitted to assign or sublicense without the prior written approval of Royal Mines.

     4. Time is of the essence of this Agreement.

     5. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

     6. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada and the parties hereto irrevocably attorn to the jurisdiction of said State.

     7. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     8. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     9. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     10. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     11. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

     12. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     13. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

NEW VERDE RIVER MINING CO., INC.,
an Arizona corporation, by its authorized signatory:

/s/ Robert Gunnison
Signature of Authorized Signatory

Robert Gunnison
Name of Authorized Signatory

President
Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED	)
BY ROBERT H. GUNNISON	)
in the presence of:	)
)
)
/s/ K. I. Matheson	)
Signature of Witness	)
	)	/s/ Robert H. Gunnison
K. I. Matheson	)	ROBERT H. GUNNISON
Name of Witness	)
)
2215 Lucerne Cir., Henderson, NV 89014)
Address of Witness	)
)
)

ROYAL MINES AND MINERALS CORP.
a Nevada corporation by its authorized signatory:

/s/ Jason S. Mitchell
Signature of Authorized Signatory

Jason S. Mitchell
Name of Authorized Signatory

Secretary and Treasurer
Position of Authorized Signatory